UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Ashford Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The following contains a mailer that was mailed on or around June 24, 2024, to certain stockholders of Ashford Inc., who held common stock as of the record date of June 20, 2024.

VOTE “FOR” PROPOSALS 1 & 2 TOEFFECT THE GOING PRIVATE TRANSACTIONWe are asking all Ashford Inc. stockholders to vote “FOR” the reverse stock split proposal and “FOR” the IRA waiver proposal to enable us to move forward with the going private transaction (the “Transaction”), by following the instructions on the enclosed proxy card.DEAR ASHFORD INC. STOCKHOLDER,We believe the next step to maximize value for our stockholders is to undergo a stockholder friendly “going private” transaction by effecting a reverse stock split (immediately followed by a forward stock split), and by obtaining a waiver on the prohibition on such transactions contained in the Investor Rights Agreement (the “IRA”). Stockholders owning fewer than 10,000 shares in any single account will be entitled to receive $5.00, in cash, for each share owned immediately prior to the reverse stock split, without incurring brokerage commissions, which represents a 125.2%1 premium above the common stock’s closing price the day before the public announcement of the Transaction. Stockholders owning 10,000 or more shares ins any single account will continue to hold the same number of shares held immediately prior to the reverse stock split, following the Transaction, as a result of the forward stock split that will immediately follow the reverse stock split. Such continuing stockholders thus will be able to partake in the benefits Ashford Inc. expects to realize as a result of the Transaction. All stockholders are receiving the enclosed proxy materials, including instructions on how to vote your shares in advance of the Special Meeting scheduled to be held at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254 on July 22, 2024, at 10:00 A.M. local time. We are asking for your support! Vote “FOR” the reverse stock split proposal and “FOR” the IRA waiver proposal to maximize the value of your shares!June 24, 2024EVERY VOTE MATTERS!1Based on a share price of $2.22 on April 1, 2024.

VOTE TODAY
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN!

THE GOING PRIVATE TRANSACTION WILL DELIVER KEY BENEFITS TO STOCKHOLDERS, INCLUDING:

Benefits for Stockholders Owning Fewer Than 10,000 Shares

- The right to receive a cash payment of $5.00, without interest, for each share of common stock held immediately prior to the effective time of the reverse stock split.
- The ability to liquidate their holdings in us and receive a significant premium over market prices prevailing at the time of our public announcement of the Transaction, without incurring brokerage commissions.

Benefits for Stockholders Owning 10,000 or More Shares

- The annual cost savings we expect to realize as a result of the termination of the registration of our shares of common stock under the Securities Exchange Act of 1934 and the delisting of our common stock from the NYSE American LLC stock exchange, which are approximately $2,500,000 per year (or approximately $0.73 per share).
- The reduction in time spent by our management and employees preparing the periodic and other reports required of public companies, complying with the Sarbanes-Oxley Act, and managing stockholder relations and communications, enabling them to focus more on managing the company's businesses and growing stockholder value.
- Management's ability to focus on long-term growth without an undue emphasis on short-term financial results.

HOW CAN I VOTE?

Ashford Inc. stockholders have three quick and easy ways to vote "FOR" Proposals 1 & 2:

VOTE ONLINE

Access the website address indicated on your proxy card or voting form and enter your control number

VOTE BY MAIL

Sign, date and return the proxy card or voting form in the postage-paid envelope provided

VOTE BY PHONE

Dial the designated telephone number on your proxy card or voting form and enter your control number

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN!VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL AND “FOR” THE IRA WAIVER PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARDAshford Inc. stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials or have questions regarding the upcoming Special Meeting should contact Ashford Inc.’s proxy solicitor:Phone: (800) 662-5200 or (203) 658-9400Email: AINC@info.morrowsodali.com

Forward-Looking StatementsCertain statements and assumptions in this communication and the attached definitive proxy statement, filed by Ashford Inc. (the “Company”) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on June 21, 2024 (the “Proxy Statement”), contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to consummate the Transaction on the terms described herein, if at all; Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the SEC. The forward-looking statements included in this communication and the Proxy Statement are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.Additional Information and Where to Find ItThis communication is only a brief description of the Transaction. This communication may be deemed to be solicitation material in respect of the Transaction. In connection with the Transaction, the Company has filed the Proxy Statement and other relevant materials, including a Schedule 13E-3, with the SEC concerning the Transaction and with respect to the Company’s solicitation of proxies for the special meeting of stockholders expected to be held on July 22, 2024. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. A free copy of all materials the Company files with the SEC, including the Company’s Proxy Statement and Schedule 13E-3, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.ashfordinc.com, under the “Investor” link, or by directing a request to Ashford Inc., 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Secretary.No Offer or SolicitationThis communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.Participants in the SolicitationThe Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information concerning such participants is set forth in the Proxy Statement. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Proxy Statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Transaction are included in the proxy statement. The Company’s Chief Executive Officer and Chairman of the Board, Monty J. Bennett, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Transaction. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.